EXHIBIT  23.1


BEDINGER & COMPANY
1200 Concord Avenue, Suite 250
Concord, CA  94520


April 20, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to use in this Form 10 - KSB of our report dated December 16, 2004, Except for Note M, which is dated April 20, 2004, relating to the financial statements of Superclick, Inc. for the years ended October 31, 2004 and 2003.

                                                 Bedinger & Company
                                                 Certified Public Accountants